UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 17, 2015
Date of Report (Date of earliest event reported)

Viad Corp
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
From March 17, 2015 through March 27, 2015, management of Viad Corp (the “Company”) will participate in investor meetings in six cities. A copy of the written presentation used in the meetings, which will be available on the Company’s Web site at www.viad.com for a limited time, is also attached hereto as Exhibit 99 and is incorporated by reference herein. The presentation contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
Important Additional Information
Viad intends to file a proxy statement and WHITE proxy card with the Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for the 2015 Annual Meeting (the "Proxy Statement"). Viad, its directors, nominees and certain of its executive officers will be participants in the solicitation of proxies from shareholders with respect to the 2015 Annual Meeting. Information regarding the names of Viad's directors and executive officers and their respective interests in Viad by security holdings or otherwise is set forth in Viad's proxy statement for the 2014 Annual Meeting of Shareholders, filed with the SEC on April 10, 2014. To the extent holdings of such participants in Viad's securities have changed, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in Viad's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 13, 2015. Details concerning the nominees of Viad's Board of Directors for election at the 2015 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING VIAD'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by Viad free of charge from the SEC's website, www.sec.gov. Viad's shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to Viad Corp, 1850 North Central Avenue, Suite 1900, Phoenix, Arizona 85004-4565, Attn: Corporate Secretary, telephone: (602) 207-1000, or from Viad's website, http://viad.investorroom.com/.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99 - Investor Presentation - March 2015.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

March 17, 2015	By:	/s/ Leslie S. Striedel
Leslie S. Striedel
Chief Accounting Officer